                                                                    Exhibit 99.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       -----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Registration Nos. 33-59222 and 33-55837) and Form S-8 (Registration Nos. 33-42230 and 333-64531) of Metaldyne Corporation of our report dated March 28, 2002 (except for Note 27, as to which the date is June 20, 2002) relating to the financial statements, which appears in the Current Report on Form 8-K of Metaldyne Corporation dated September 13, 2002.


PricewaterhouseCoopers LLP


Detroit, Michigan
September 13, 2002